JOHCM INTERNATIONAL SELECT FUND
(Class I Ticker – JOHIX; Class II Ticker – JOHAX)
a series of DundeeWealth Funds

Summary Prospectus

February 1, 2013

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com.  The Fund’s Prospectus, dated February 1, 2013, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the JOHCM International Select Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

	Class I Shares	Class II Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Other Expenses	0.41%	0.66%
Shareholder Servicing Fee	0.00%	0.25%
Total Annual Fund Operating Expenses	1.26%	1.51%
Fee Waivers and Reimbursements(1)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	1.09%	1.34%
(1)
The investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.09% for Class I Shares and 1.34% for Class II Shares until January 31, 2014.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund (the minimum initial investment for Class II Shares is $2,000) for the time periods indicated and that you sell your shares at the end of those periods.  The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$278	$957	$1,688	$3,769
Class II Shares	$136	$461	$808	$1,787

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.69% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies headquartered outside the United States.  The Fund may invest in foreign companies of any size, including small and mid capitalization companies, and in emerging market countries, in order to achieve its objective.

To achieve its investment objective, JO Hambro Capital Management Ltd. (the “Sub-Adviser”) seeks to identify and make investments in foreign companies based on a multi-dimensional investment process.  They consider a number of factors including growth, valuation, size, momentum, and beta.  The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges.  The Fund seeks those stocks, sectors and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.

The investment process utilizes a combination of bottom-up investing and top-down asset allocation and is not benchmark constrained.  Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential.  In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team will evaluate among other things, the financial condition and management of a company, its industry, stability of the country in which the company is headquartered and the interrelationship of these variables over time.  As part of this evaluation, the Sub-Adviser may without limitation analyze financial data and other information sources and conduct company interviews.

Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.

The Fund may also invest in emerging market countries.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.
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Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups.  Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Performance Information: The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Performance reflects contractual fee waivers in effect.  If fee waivers were not in place, performance would be reduced.  After-tax returns are shown for Class I only and will vary for Class II Shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Annual Return – Class I
For the years ended December 31

Best Quarter

9/30/10                                           20.80%

Worst Quarter

9/30/11                                           (21.00)%
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Average Annual Total Returns
For the Periods Ended December 31, 2012
	1 Year	Since Inception*

Class I Shares – Before Taxes	15.48%	9.50%

Class I Shares – After Taxes on Distributions	15.46%	9.46%

Class I Shares – After Taxes on Distributions and Sale of Fund Shares	10.28%	8.27%

Morgan Stanley Capital International EAFE Index	17.90%	7.32%
(reflects no deductions for fees, expenses or taxes)

Russell Developed ex-North America Large Cap Index	18.42%	7.83%
(reflects no deductions for fees, expenses or taxes)

Class II Shares – Before Taxes	15.15%	7.49%

Morgan Stanley Capital International EAFE Index
(reflects no deductions for fees, expenses or taxes)	17.90%	4.05%

Russell Developed ex-North America Large Cap Index	18.42%	4.37%
(reflects no deductions for fees, expenses or taxes)

* While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009.  Class II Shares commenced operations on March 31, 2010.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. On or about February 28, 2013, DundeeWealth US, LP is relocating to 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

Investment Sub-Adviser: JO Hambro Capital Management Ltd.

Portfolio Managers:

Christopher J.D. Lees, CFA Senior Fund Manager JO Hambro Capital Management Ltd. Length of Service: Since 2008
Nudgem Richyal, CFA Fund Manager JO Hambro Capital Management Ltd. Length of Service: Since 2008
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Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $25,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $2,000.  There is no minimum for subsequent investments.  Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements. The Fund may waive minimum investment requirements for initial and subsequent purchases of shares by eligible retirement account investors, participants in third-party distribution platforms and in certain other instances at the Fund’s discretion.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).  The price of shares issued by the Fund is based on the net asset value next determined after the Fund receives your purchase order.
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Purchase and Redemption by Mail:
Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains.  Additionally, you will recognize gain or loss when you redeem shares.  However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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